SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 20, 1999

                               Firstar Corporation
               (Exact Name of Registrant as Specified in Charter)

Wisconsin                       1-2981                           39-1940778
(State or Other            (Commission File                   (I.R.S. Employer
Jurisdiction of                 Number)                      Identification No.)
Incorporation)

777 East Wisconsin Avenue, Milwaukee, Wisconsin                     53202
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (414) 765-4321

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.

                  A copy of the press release dated September 20, 1999 regarding the merger of Mercantile Bancorporation Inc. with and into Firstar Corporation is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (c)   The following exhibits are filed with this report:

                  Exhibit Number                       Description
                     99.1                Press Release issued September 20, 1999


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRSTAR CORPORATION


                                            By:    /s/ Jennie P. Carlson
                                            Name:  Jennie P. Carlson
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary




Dated:    September 21, 1999